UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2010

Commission file number: 001-34056

Verso Paper Corp.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	75−3217389
(State or Other Jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400	(901) 369-4100
Memphis, Tennessee 38115-4436	(Registrant’s telephone number,
(Address of principal executive offices) (Zip Code)	including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On May 6, 2010, Verso Paper Corp. issued a press release announcing its earnings for the first quarter of 2010. This press release is attached as Exhibit 99.1 to this report. This information, furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of Verso Paper Corp.’s previous or future filings under the Securities Act of 1933, as amended.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1       Press Release of Verso Paper Corp. dated May 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2010
VERSO PAPER CORP.

	By:	/s/ Michael A. Jackson
Michael A. Jackson
President and Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release of Verso Paper Corp. dated May 6, 2010.